UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 6, 2006

MEDICAL SOLUTIONS MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13858	86-0214815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Cedar Hill Street

Marlboro, MA 01752

(Address of principal executive offices) (Zip Code)

(508) 597-6300

(Registrant’s telephone number, including area code)

China Media Networks International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 6, 2006, the Registrant preliminary concluded that its financial statements for the fiscal year ended December 31, 2005 could no longer be relied upon due to errors in its accounting (i) for its Series A Preferred Stock and (ii) with respect to its reverse merger consummated in December 30, 2005, which were discovered as a result of a comment letter the Registrant received from the Securities and Exchange Commission in connection with the Registrant’s Form SB-2 Registration Statement filed with the SEC on August 8, 2006.

Previously, the Registrant accounted for its Series A Preferred Stock as equity. The Registrant has subsequently preliminary determined that the provision allowing the holders of a majority of the issued and outstanding shares of Series A Preferred Stock to elect, upon a change in control of the Registrant, to cause the Registrant to redeem all or a portion of the issued and outstanding shares of Series A Preferred Stock, at a per share price equal to $1.00 plus accrued dividends, to be not solely within its control. Regulation S-X Rule 5-02(28) stipulates such redeemable preferred stock should not be included in shareholders’ equity.

The Registrant has preliminarily determined that its previous accounting for the reverse merger was in error. For financial reporting purposes, OrthoSupply Management, Inc., the Registrant’s wholly-owned subsidiary, was treated as the acquiring company and the transaction should have been accounted for as a recapitalization. At the date of recapitalization, December 30, 2005, the Registrant was a public shell company, defined as an inactive, publicly-quoted company with nominal assets and liabilities. In Amendment No. 1 to Form SB-2 Registration Statement, filed with the SEC on October 10, 2006, the Registrant restated its Balance Sheet as of December 31, 2005 and its Statements of Operations and Shareholders’ Deficit for the year then ended to correctly reflect these items.

The following is a summary of the financial statement line items impacted by these currently identified restated items:

	As reported	Adjustments	Restated
Balance Sheet:
Redeemable Preferred stock	1,700,000	(353,555)	1,346,445
Common stock	1,974		1,974
Additional paid-in capital	(233,784)	366,667	132,883
Subscription Receivable	0	(13,222)	(13,222)
Accumulated Deficit	(778,474)	0	(778,474)
Total Shareholder Deficiency	689,717	(1,346,555)	(656,838)
Statement of Operations:
Weighted Average Shares Outstanding (Basic)	503,142	16,036,414	16,539,556
Basic and Diluted Net Loss Per Share	($1.55)	$1.50	($0.05)

The Registrant intends to file any filings, if any, that may be required as a result of the matters reported herein as soon as practicable after the Registrant has made a final determination with respect to these matters.

The management of the Registrant has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2006

MEDICAL SOLUTIONS MANAGEMENT INC.

By: /s/ Brian Lesperance

        Name: Brian Lesperance

        Title: President